UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 11, 2002

CHEMED CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8351	31-0791746
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 Chemed Center, 255 East 5th Street, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(513) 762-6900

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

On October 11, 2002, Patient Care Inc. (“Patient Care”), a wholly owned subsidiary of Chemed Corporation (“Company”), sold all of the issued and outstanding stock of National Home Care Inc. (“NHC”), a wholly owned subsidiary of Patient Care, to PCI Holding Corp. (“PCI-H”), a Delaware corporation. Immediately thereafter, the Company sold all of the issued and outstanding stock of Patient Care to PCI-A Holding Corp. (“PCI-A”), a Delaware corporation. PCI-H and PCI-A are owned by an investor group that includes Schroder Ventures Life Sciences Group, Oak Investment Partners, Prospect Partners and Salix Ventures.

The cash proceeds to the Company from the sale of Patient Care totaled $57.5 million, of which $5 million was placed in escrow pending settlement of specified contingencies. In addition, the Company received a senior subordinated note receivable (“Note”) in the amount of $12.5 million and a common stock purchase warrant for the purchase of 2% of the outstanding stock of PCI-H. The Note is due October 11, 2007 and bears interest at the annual rate of 7.5% through September 30, 2004, 8.5% from October 1, 2004 through September 30, 2005 and 9.5% thereafter. The warrant has an estimated fair value of $1.4 million.

Patient Care provides home-healthcare services primarily in the New York-New Jersey-Connecticut area. Services provided include skilled nursing; home health aide; physical, speech, occupational therapy; and medical social work. There is no material relationship between PCI-H, PCI-A, Patient Care, NHC, the Company, any of the Company’s affiliates, any Company director or officer or any associate of any such directors or officers.

The proceeds will be used to fund future acquisitions and general corporate purposes.

The Company anticipates that a portion of the cash proceeds from this transaction will be used to retire borrowings under its revolving credit agreement with Bank One, N.A. At September 30, 1997 the Company had borrowings of $25 million outstanding under this agreement. The balance of the proceeds will be available for the funding of future acquisitions and general corporate purposes.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.
Not applicable.

(b)
Pro Forma Financial Information (Unaudited). The following assumptions have been made in preparing the unaudited Pro Forma Consolidated Statements of Operations of Chemed Corporation and Subsidiary Companies (“Chemed”) for the year ended December 31, 2001 and for the six months ended June 30, 2001 and 2002 and the unaudited Pro Forma Consolidated Balance Sheet of Chemed as of June 30, 2002:

(i)
For purposes of preparing the unaudited Pro Forma Condensed Consolidated Statements of Operations, the dispositions of NHC and Patient Care were assumed to have occurred at the beginning of each fiscal period presented.

(ii)	For purposes of preparing the unaudited Pro Forma Consolidated Balance Sheet, the dispositions of NHC and Patient Care were assumed to have occurred on June 30, 2002.

(iii)
The unaudited pro forma consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Chemed, or of the financial position or results of operations that would have actually occurred had the transactions been in effect as of the date or for the periods presented.

(iv)	The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Chemed.

The unaudited pro forma consolidated financial statements of Chemed follow on the next page:

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2002
(in thousands except share and per share data)

		Adjustments —Add/(Deduct)
	Historical	Patient Care (a)	Other		Pro Forma

ASSETS
Current Assets
Cash and cash equivalents	$11,456	$458	$52,071	(b)	$63,985
Accounts receivable less allowances of $5,201 (pro forma—$4,281)	50,792	(35,998)	—		14,794
Inventories	10,070	—	—		10,070
Statutory deposits	12,282	—	—		12,282
Prepaid expenses	16,583	(2,286)	—		14,297

Total current assets	101,183	(37,826)	52,071		115,428
Other investments	37,692	—	—		37,692
Properties and equipment, at cost less accumulated depreciation of $72,687 (pro forma—$63,957)	62,349	(12,360)	—		49,989
Identifiable intangible assets less accumulated amortization of $8,426 (pro forma—$6,859)	3,685	(488)	—		3,197
Goodwill less accumulated amortization of $35,541 (pro forma—$30,450)	161,852	(30,673)	—		131,179
Other assets	27,174	1,494	19,951	(b)	48,619

Total Assets	$393,935	$(79,853)	$72,022		$386,104

LIABILITIES
Current liabilities
Accounts Payable	$9,097	$(1,588)	$—		$7,509
Current portion of long-term debt	366	—	—		366
Income taxes	4,433	22	540	(c)	4,995
Deferred contract revenue	21,202	—	—		21,202
Other current liabilities	46,676	(9,759)	2,450	(c)	39,367

Total current liabilities	81,774	(11,325)	2,990	(c)	73,439
Long-term debt	55,810	—	—		55,810
Other liabilities	26,545	—	—		26,545

Total Liabilities	164,129	(11,325)	2,990		155,794

MANDATORILY REDEEMABLE CONVERTIBLE PREFERRED SECURITIES OF THE CHEMED CAPITAL TRUST	14,186	—	—		14,186

STOCKHOLDERS’ EQUITY
Capital stock—authorized 15,000,000 shares $1 par; issued 13,460,755 shares	13,461	—	—		13,461
Paid in capital	168,448	—	—		168,448
Retained earnings	146,240	(68,528)	69,032	(b)	146,744
Treasury stock—3,665,835 shares, at cost	(112,568)	—	—		(112,568)
Unearned compensation	(5,480)	—	—		(5,480)
Deferred compensation payable in company stock	2,253	—	—		2,253
Accumulated other comprehensive income	4,205	—	—		4,205
Notes receivable for shares sold	(939)	—	—		(939)

Total Stockholders’ Equity	215,620	(68,528)	69,032		216,124

Total Liabilities and Stockholders’ Equity	$393,935	$(79,853)	$72,022		$386,104

(a)	Historical balance sheet of Patient Care
(b)	Proceeds from sale of Patient Care
(c)	Accrual of expenses and income taxes on sale of Patient Care

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(in thousands except share and per share data)

		Adjustments —Add/(Deduct)
	Historical	Patient Care (a)	Other(b)	Pro Forma
Continuing Operations
Service revenues and sales	$477,116	$(139,208)	$—	$337,908

Cost of services provided and cost of goods sold	295,477	(89,862)	—	205,615
General and administrative expenses	101,141	(44,769)	—	56,372
Selling and marketing expenses	45,569	—	—	45,569
Depreciation	16,109	(1,715)	—	14,394
Restructuring and similar expenses	26,126	(1,392)	—	24,734

Total costs and expenses	484,422	(137,738)	—	346,684

Income/(loss) from operations	(7,306)	(1,470)	—	(8,776)
Interest expense	(5,424)	—	—	(5,424)
Distributions on preferred securities	(1,113)	—	—	(1,113)
Other income—net	3,780	1,208	938	5,926

Income/(loss) before income taxes	(10,063)	(262)	938	(9,387)
Income taxes	3,362	(264)	(328)	2,770

Income/(loss) from continuing operations	$(6,701)	$(526)	$610	$(6,617)

Earnings/(Loss) Per Share
Income/(loss) from continuing operations	$(0.69)			$(0.68)

Average number of shares outstanding	9,714			9,714

Diluted Earnings/(Loss) Per Share
Income/(loss) from continuing operations	$(0.69)			$(0.68)

Average number of shares outstanding	9,714			9,714

Earnings Excluding Goodwill Amortization
Income/(loss) from continuing operations	$(2,080)			$(2,729)

Earnings/(loss) per share
Income/(loss) from continuing operations	$(0.21)			$(0.28)

Average number of shares outstanding	9,714			9,714
Diluted earnings/(loss) per share
Income/(loss) from continuing operations	$(0.21)			$(0.28)

Average number of shares outstanding	9,714			9,714

(a)	Historical income statement of Patient Care.
(b)	Interest income on note receivable from the sale of Patient care, computed at 7.5% per annum.

5

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001
(in thousands except share and per share data)

		Adjustments —Add/(Deduct)
	Historical	Patient Care (a)	Other (b)	Pro Forma
Continuing Operations
Service revenues and sales	$241,989	$(70,780)	$—	$171,209

Cost of services provided and cost of goods sold	146,880	(45,066)	—	101,814
General and administrative expenses	50,972	(22,493)	—	28,479
Selling and marketing expenses	22,253	—	—	22,253
Depreciation	8,027	(859)	—	7,168

Total costs and expenses	228,132	(68,418)	—	159,714

Income/(loss) from operations	13,857	(2,362)	—	11,495
Interest expense	(2,952)	—	—	(2,952)
Distributions on preferred securities	(555)	—	—	(555)
Other income—net	2,604	708	469	3,781

Income/(loss) before income taxes	12,954	(1,654)	469	11,769
Income taxes	(5,010)	359	(164)	(4,815)

Income/(loss) from continuing operations	$7,944	$(1,295)	$305	$6,954

Earnings/(Loss) Per Share
Income/(loss) from continuing operations	$0.82			$0.71

Average number of shares outstanding	9,737			9,737

Diluted Earnings/(Loss) Per Share
Income/(loss) from continuing operations	$0.80			$0.70

Average number of shares outstanding	9,885			9,885

Earnings Excluding Goodwill Amortization
Income/(loss) from continuing operations	$10,258			$8,901

Earnings/(loss) per share
Income/(loss) from continuing operations	$1.05			$0.91

Average number of shares outstanding	9,737			9,737
Diluted earnings/(loss) per share
Income/(loss) from continuing operations	$1.04			$0.90

Average number of shares outstanding	9,885			9,885

(a)	Historical income statement of Patient Care.
(b)	Interest income on note receivable from the sale of Patient care, computed at 7.5% per annum.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002
(in thousands except share and per share data)

		Adjustments—Add/(Deduct)
	Historical	Patient Care (a)	Other (b)	Pro Forma
Continuing Operations
Service revenues and sales	$233,604	$(73,669)	$—	$159,935

Cost of services provided and cost of goods sold	140,643	(45,511)	—	95,132
General and administrative expenses	48,798	(23,724)	—	25,074
Selling and marketing expenses	22,869	—	—	22,869
Depreciation	7,990	(1,012)	—	6,978

Total costs and expenses	220,300	(70,247)	—	150,053

Income/(loss) from operations	13,304	(3,422)	—	9,882
Interest expense	(1,536)	—	—	(1,536)
Distributions on preferred securities	(541)	—	—	(541)
Other income—net	3,049	493	469	4,011

Income/(loss) before income taxes	14,276	(2,929)	469	11,816
Income taxes	(5,035)	938	(164)	(4,261)

Income/(loss) from continuing operations	$9,241	$(1,991)	$305	$7,555

Earnings/(Loss) Per Share
Income/(loss) from continuing operations	$0.94			$0.77

Average number of shares outstanding	9,850			9,850

Diluted Earnings/(Loss) Per Share
Income/(loss) from continuing operations	$0.93			$0.77

Average number of shares outstanding	10,274			10,274

Earnings Excluding Goodwill Amortization
Income/(loss) from continuing operations	$9,241			$7,555

Earnings/(loss) per share
Income/(loss) from continuing operations	$0.94			$0.77

Average number of shares outstanding	9,850			9,850
Diluted earnings/(loss) per share
Income/(loss) from continuing operations	$0.93			$0.77

Average number of shares outstanding	10,274			10,274

(a)	Historical income statement of Patient Care.
(b)	Interest income on note receivable from the sale of Patient care, computed at 7.5% per annum.

(c)	EXHIBITS

SK 601 Ref. No.	Description
2.1	Stock Purchase Agreement dated as of May 8, 2002 by and between PCI Holding Corp. and Chemed Corporation.

2.2	Amendment No. 1 to Stock Purchase Agreement dated as of October 11, 2002 by and among PCI Holding Corp., PCI-A Holding Corp. and Chemed Corporation.

2.3	Senior Subordinated Promissory Note dated as of October 11, 2002 by and among PCI Holding Corp. and Chemed Corporation.

2.4	Common Stock Purchase Warrant dated as of October 11, 2002 by and between PCI Holding Corp. and Chemed Corporation.

99.1	Press release, dated October 11, 2002.

CERTIFICATION AND SIGNATURES

The undersigned hereby certify that this report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15U.S.C. section 78(m) or 78(o)(d) and that information contained herein fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHEMED CORPORATION
(Registrant)

Dated: October 11, 2002	By	/s/ Kevin J. McNamara
Kevin J. McNamara (President and Chief Executive Officer)

Dated: October 11, 2002	By	/s/ Timothy S. O’Toole
Timothy S. O’Toole (Executive Vice President and Treasurer – Principal Financial Officer)

Dated: October 11, 2002	By	/s/ Arthur V. Tucker, Jr.
Arthur V. Tucker, Jr. (Vice President and Controller Principal Accounting Officer)